EXHIBIT 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRAION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

IFAN FINANCIAL INC.

WARRANT TO PURCHASE COMMON STOCK

No.                                                                                                                                                    November 20, 2014

Void After December 31, 2015

THIS CERTIFIES THAT, for value received, _____________________________, a _____________________ with a principal address of ______________________, or permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from IFAN Financial, Inc., a Nevada corporation, with its principal office at 5694 Mission Center Road, Suite 602-660, San Diego, CA 92108 (the “Company”) up to three million seven hundred three thousand seven hundred and three (3,703,703) shares of the Common Stock, par value .001 per share, of the Company (the “Exercise Stock”).

1.

DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

(a)

“Exercise Period” shall mean the period commencing with the date hereof and ending on December 31, 2015, unless sooner terminated as provided below.

(b)

“Exercise Price” shall mean the purchase price of one dollar ($1.00) per Exercise Share, subject to adjustment pursuant to Section 5 below.  “Exercise Shares” shall mean the shares of the Exercise Stock issuable upon exercise of this Warrant.

2.

EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)

An executed Notice of Exercise in the form attached hereto;

(b)

Payment of the Exercise Price in cash; and

(c)

This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder promptly after the rights represented by this Warrant shall have been so exercised and in no event more than fifteen (15) days after such exercise.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.

COVENANTS OF THE COMPANY.

3.1

Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Exercise Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Exercise Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Exercise Stock to such number of shares as shall be sufficient for such purposes.

3.2

No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3

Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.

REPRESENTATIONS OF HOLDER.

4.1

Disposition of Warrant and Exercise Shares.

(a)

The Holder agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(ii)

The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in extraordinary circumstances.

(b)

The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

5.

FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.

6.

EARLY TERMINATION.  In the event of, at any time during the Exercise Period, the closing of an initial public offering of securities of the Company registered under the Act, or any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person (each, a “Termination Event”), the Company shall provide to the Holder twenty (20) days advance written notice of such Termination Event.  If the Company fails to provide such notice, the Exercise Period shall be extended until the date twenty (20) days after the date such notice is provided to the Holder.  Unless the Holder exercises this Warrant prior to such Termination Event, this Warrant shall automatically terminate and be of no further force or effect upon the occurrence of such Termination Event.

7.

NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.

TRANSFER OF WARRANT.  Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are not transferable by the Holder in person or by duly authorized attorney.

9.

LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.

NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company and Holder at the address listed on the signature page or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

11.

ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.

MODIFICATIONS AND WAIVER.  Any term of this Warrant may be amended or waived with the written consent of the Company and Holders of a majority in interest of the outstanding Warrants (based on the number of shares of Exercise Stock subject thereto).  Holder acknowledges that because this Warrant may be amended with the consent of such majority in interest of the outstanding Warrants, to the extent Holder does not hold at least a fifty percent (50%) interest in the outstanding Warrants, Holder’s rights hereunder may be amended or waived without Holder’s consent.

13.

GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Nevada as applied to agreements entered into entirely in Nevada between Nevada residents.  The parties agree that any action brought by either party to interpret or enforce any provision of this Warrant shall be brought in, and each party agrees to, and does hereby, submit to the exclusive jurisdiction and venue of, the appropriate state or federal courts located in Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer of the Company as of date first written above.

IFAN FINANCIAL, INC.

By______________________________________

        J. Christopher Mizer, President and CEO

HOLDER

By:______________________________________

NOTICE OF EXERCISE

TO:  IFAN FINANCIAL, INC.

(1)

The undersigned hereby elects to purchase _______________ shares of the Exercise Stock of IFAN FINANCIAL, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Please issue a certificate or certificates representing said shares of Exercise Stock in the name of the undersigned or in such other name as is specified below:

(Name)  ________________________

(Address)

________________________

________________________

(3)

The undersigned represents that (i) the aforesaid shares of Exercise Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Exercise Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Exercise Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company, stating that such registration is not required.

___________________________________ (Date)	____________________________________ (Signature) ____________________________________ (Print name)